UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 13, 2008

ALPHA PRO TECH, LTD.

(Exact name of registrant as specified in its charter)

Delaware	01-15725	63-1009183
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Centurian Drive, Suite 112,
Markham, Ontario	L3R 9R2
(Address of principal offices)	(Zip Code)

Registrant’s telephone number including area code: 905-479-0654

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 13, 2008 registrant issued a release announcing that it will be reporting its financial results for the fourth quarter and year end of 2007 after the close of the market on Wednesday March 19, 2008 and that it will have a conference call regarding its 2007 fourth quarter and year end at 4:30pm Eastern time on Wednesday March 19, 2008

The text of the release is filed herewith as an exhibit to this report on form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 1. Release dated March 13, 2008 announcing that registrant will be reporting its financial results for the fourth quarter and year end of 2007 after the close of the market on Wednesday March 19, 2008 and  that it will have a conference call regarding its 2007 fourth quarter and year end  at 4:30pm Eastern time on Wednesday March 19, 2008.

Signatures

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Pro Tech, Ltd.
(Registrant)

Date March 13, 2008	/s/ Lloyd Hoffman
Lloyd Hoffman
Chief Financial Officer and Senior Vice President